
HIGHLAND PRINCE

Barclay's CEO – Energy Power Conference

September 2015

GULFMARK OFFSHORE

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Proactively Responding to a Challenging Environment

- Reducing Direct Operating Expenses
  - Estimated annual savings of $59mm vs. 2014 or ~25% reduction
- Lowering G&A Expenses
  - Estimated annual savings of $12mm vs. 2014 or ~20% reduction
- Emphasizing Capital Discipline
  - Cash on hand exceeds remaining cost of 3 vessels under construction
  - Suspend dividend & share repurchases for now
- Selling Vessels Opportunistically
  - In July, sold 1997-built vessel for ~110% of book value
- Maintaining Financial and Operational Flexibility
  - Successfully renegotiated credit facilities
    - Committed amounts NOK 600mm, US $200mm; total drawn $72mm
  - Total liquidity on July 22, 2015 post revolver amendment: $290mm

Focus on Maximizing Cash Flow, Maintaining Liquidity and Improving Long-Term Operational Efficiencies

Note: Total projected cost savings includes projected FX savings.

Successfully Reducing Costs

Annual Forecasted Opex Reductions

- Reduce labor costs by ~$42 million through head count and wage reductions
- Reduce R&M expense and other vessel expenses by ~$17 million through cost efficiencies and vessel layups
- Reduce drydock expense by ~$9 million through cost efficiencies and vessel layups

Annual Forecasted G&A Reductions

- Reduce incentive compensation by ~$6 million
- Reduce professional fees ~$1 million
- Reduce travel-related expenses ~$2 million
- Reduce IT-related expenses ~$2 million
- Reduce other misc. G&A by ~$1 million

Category	2014	2015E	Savings**	%
		(USD in Millions)		
Direct Operating Expenses	236	177	59	25%
General & Administrative	60	48	12	20%
Total	**296**	**225**	**71**	**24%**

G&A and Direct Opex Through Time



100
75
50
25
0

	Q4'14	Q1'15	Q2'15	Q3'15E
G&A	16	11	11.5	11.5
Direct OpEx	58	51	46	40
Total	74	62	57.5	51.5

Expense Reduction Initiatives Yielding Better than Anticipated Savings

Note: Total projected cost savings includes projected FX savings.

Limited Deliveries Remain for Fleet Improvements and Additions

Three new build PSVs for delivery

Two 210 Class PSVs recently lengthened to 260 Class

300 Class	US	887
300 Class	US	887
300 Class	Europe	Arctic



HERCULES
Q4 2015
PEGASUS
Q2 2016
NORTH BARENTS
Q1 2016
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
New Build Estimated Delivery

Continuing a Measured Approach to Managing our New-Build Program

As of end of Q2 2015

Vessel Dispositions Demonstrate Long-Term Value

Vessel Name	Year of Sale	Year Built	Age at Disposal	Sales Price	Original Cost	Sales Price as a Percentage of Original Cost
Highland Trader	2015	1996	19	7,500,000	16,019,458	47%
North Truck	2015	1983	32	840,000	11,000,000	8%
Highland Vanguard	2014	1990	24	6,000,000	17,400,000	34%
Highland Guide	2014	1999	15	10,900,000	13,800,000	79%
Highland Legend	2014	1986	28	900,000	3,583,160	25%
Highland Piper	2014	1996	18	14,450,000	17,116,549	84%
Highland Warrior	2013	1981	32	2,050,000	9,697,192	21%
Highland Pride	2013	1992	21	10,000,000	13,371,772	75%
Highland Champion	2013	1979	34	825,000	6,297,638	13%
Clwyd Supporter	2013	1984	28	750,000	8,492,794	9%
Blacktip	2012	2009	3	10,300,000	9,432,361	109%
Albacore	2012	2008	4	7,000,000	5,983,952	117%
Swordfish	2012	2009	3	8,775,000	8,328,295	105%
Sailfish	2012	2007	5	8,350,000	6,900,000	121%
Bluefin	2012	2008	3	6,350,000	6,019,100	105%
Highland Pioneer	2011	1983	28	2,850,000	4,699,301	61%
North Traveller	2010	1998	12	18,692,000	17,775,436	105%
Seapower	2010	1974	36	380,000	1,355,389	28%
Sea Searcher	2009	1976	33	2,000,000	1,298,096	154%
Highland Sprite	2009	1986	23	5,075,000	6,935,050	73%
Sefton Supporter	2009	1971	38	1,029,000	909,535	113%
North Fortune	2008	1983	25	19,000,000	9,955,746	191%
Sea Eagle	2008	1976	32	2,000,000	985,754	203%
Sem Valiant	2008	1981	27	2,600,000	2,798,898	93%
North Crusader	2008	1984	24	19,000,000	12,380,504	153%
Sea Diligent	2008	1981	27	3,950,000	2,805,178	141%
Sea Endeavor	2007	1981	26	2,500,000	2,573,100	97%
Sea Explorer	2007	1981	26	5,125,000	2,821,841	182%
Sem Courageous	2007	1981	26	2,500,000	2,132,069	117%
North Prince	2007	1978	29	5,650,000	7,212,539	78%
Sentinel	2006	1979	27	7,400,000	4,733,578	156%
Highland Patriot	2006	1982	24	10,800,000	7,289,049	148%
	Average Age		23	205,541,000	242,103,334	85%

As of end of Q2 2015

Capital Requirements & Cash Generation

(USD in Millions)

Use	2015E	2016E
New Build Program	37	49
Acquisitions & Enhancements	5	
Sub-Total	42	49
Dividends		
Total Committed Non-Operating Cash Uses	**42**	**49**

- Q1 2015 Cash provided by operating activities $2.6mm
- Q2 2015 Cash provided by operating activities $14.8mm
- Goal is to continue generating positive cash from operations

Maximizing Cash Flow and Minimizing Cash Outlays

As of end of Q2 2015

Net-Debt Position



(USD in Millions)
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Net Debt
Net-Debt
Target Range
40%
35%
30%
25%
20%
15%
10%
5%
0%
Net-Debt to Total Book Capitalization
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

As of Q2 2015

GulfMark's Strategy and Direction

- Concentrate on franchise positions and customer base
  - Adjust to fluid market conditions
  - Over 20 years of safe, reliable operations help differentiate GulfMark
  - Highly-skilled mariners and cutting-edge technology
  - Strong customer base & relationships

- Improve operational flexibility
  - Efficiently laying up and drydocking vessels
  - Reassess vessel deployment and market utilizations

- Opportunistically Sell Vessels
  - Rightsizing our fleet and focusing on technologically advanced vessels

- Maximize cash flow
  - Goal is to build cash each quarter
  - Proactively manage cost structure
  - Limit capital outflows


NORTH POMOR

Experienced Leadership Swiftly Adjusting to Downturn and Focused on the Future

Global Vessel Solutions


WORLDWIDE TOTAL = 71
49
17
3
2
PSV
AHTS
FSV
SPV
NORTH SEA
PSV 22
SPV 1
AHTS 1
US GULF
PSV 16
FSV 1
MEXICO
AHTS 2
PSV 4
FSV 1
TRINIDAD
AHTS 2
PSV 1
FSV 1
BRAZIL
PSV 3
SPV 1
SOUTHEAST ASIA
PSV 1
AHTS 12
AUSTRALIA
PSV 2

As of August 2015

Financial Appendix

GULFMARK

Long-Term Revenue, EBITDA & Utilization

(USD in Millions)



$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
Utilization
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
TTM
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation

As of end of Q2 2015

Maintaining Balance Sheet Flexibility

Balance Sheet Item	Q2 2015	Q1 2015	Q4 2014
Cash & Cash Equivalents	**$ 79**	**$ 60**	**$ 51**
Revolving Credit Facilities	72	60	44
Senior Notes	501	501	501
Total Debt	**573**	**561**	**545**
Shareholders Equity	**949**	**923**	**969**
Debt / Equity	60%	61%	56%
Debt / Total Cap	38%	38%	36%
Net Debt / Total Cap	32%	34%	33%
Revolving Credit Facility Maturity	**2019**		
Senior Notes Maturity	**2022**		

As of Q2 2015

Contract Cover Comparison

	As of July 22, 2015		As of July 21, 2014	
	2015 Vessel Days	2016 Vessel Days	2014 Vessel Days	2015 Vessel Days
North Sea	65%	38%	67%	31%
Southeast Asia	38%	15%	22%	3%
Americas	22%	7%	56%	20%
Overall Fleet	42%	21%	53%	21%



(USD in Millions)
$ in Backlog
Day Rate
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
25,000
20,000
15,000
10,000
5,000
0
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

As of July 23, 2015

Young & Versatile Fleet





Vessel Vintage by Year
Number of Vessels
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Current New Build Program
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Vessels in Current Fleet
Secondary Market Purchases
Vessel Disposals
Vessels Under Construction

Quality Vessels, Captains and Crews Differentiate GulfMark Around the World

As of end of Q2 2015

Reconciliation Of Adjusted EBITDA

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	TTM
Net (loss) income	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$62.4	$18.2
Interest expense, net	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	29.0	31.5
Income tax (benefit)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	9.3	(1.8)
Depreciation & Amortization	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	75.3	75.0
EBITDA	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$176.0	$122.9
Adjustments:											
Impairment	-	-	-	-	46.2	97.7	1.8	1.2	-	9.0	1.5
Debt refinancing costs	-	-	-	-	-	-	-	-	-	-	-
Accounting Change	-	-	-	-	-	-	-	-	-	-	-
Other	(0.5)	0.1	0.3	(1.6)	1.2	0.1	2.3	6.1	1.2	1.0	3.2
Adjusted EBITDA	$88.6	$135.7	$164.9	$251.0	$168.8	$128.0	$139.9	$111.9	$164.4	$186.0	$127.6

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

As of end of Q2 2015

GULFMARK

GULFMARK.COM